UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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United American Corporation
(Name of Registrant as Specified In Its Charter)

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UNITED AMERICAN CORPORATION
4151 STE-CATHERINE STREET WEST, SUITE 200
WESTMOUNT, QUEBEC, CANADA H3Z 01A

October 9, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of United American Corporation, which will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on October 23, 2006, at 11:00 am Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of United American Corporation.

Sincerely,

/s/ Simon Lamarche Simon Lamarche Chief Executive Officer and Director

UNITED AMERICAN CORPORATION
4151 STE-CATHERINE STREET WEST, SUITE 200
WESTMOUNT, QUEBEC, CANADA H3Z 01A
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 9, 2006

To the Shareholders of United American Corporation:

The annual meeting of shareholders of United American Corporation will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on October 23, 2006, at 11:00 am Pacific Daylight Time

1.	To elect two (2) directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Michael Pollack, CPA as the Company’s independent certified public accountants for the fiscal year ended December 31, 2006;

3.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 to 100,000,000;

4.	To approve a plan to spin-off Teliphone Corp. (“Teliphone”), a majority-owned subsidiary of United American Corporation; and

5.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on September 12, 2006 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice. All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ Simon Lamarche Simon Lamarche Chief Executive Officer and Director

October 9, 2006
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE UNITED AMERICAN CORPORATION THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

UNITED AMERICAN CORPORATION
4151 STE-CATHERINE STREET WEST, SUITE 200
WESTMOUNT, QUEBEC, CANADA H3Z 01A
PROXY STATEMENT
For the Annual Meeting of Shareholders
To be held October 23, 2006

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY UNITED AMERICAN CORPORATION OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United American Corporation (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on October 23, 2006, at 11:00 am Pacific Daylight Time, for the following purpose:

1.	To elect two (2) directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Michael Pollack, CPA as the Company’s independent certified public accountants for the fiscal year ended December 31, 2006;

3.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 to 100,000,000;

4.	To approve a plan to spin-off Teliphone Corp. (“Teliphone”), a majority-owned subsidiary of United American Corporation; and

5.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about October 9, 2006.

RECORD DATE

The Board of Directors of United American Corporation has fixed the close of business on September 12, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by United American Corporation and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Executive Officer, Simon Lamarche, 4150 Ste-Catherine Street West, Suite 200, Westmount, Quebec Canada H3Z 0A1.

QUORUM

The presence, in person or by proxy duly authorized, of a majority of the outstanding shares of the Company entitled to vote, represented by shareholders of record, will constitute a quorum of that voting group for action on that matter. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The affirmative vote of the holders of a plurality of the shares of common stock voting on the matter in an election at a meeting at which a quorum is present is required for the election of directors. The nominees elected as directors are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares. Shareholders entitled to vote at any election of directors are not entitled to cumulative votes. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

Confirmation of Michael Pollack, CPA as auditor for the Company will require that the votes cast for the proposal exceed the votes cast opposing the proposal, excluding abstentions, at any meeting at which a quorum is present.

A majority of the votes entitled to be cast on the record date is required for the approval of the amendment of the Company’s Articles of Incorporation increasing the number of common shares authorized for issuance. Stockholders may vote in favor of or against this proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this proxy statement.

A majority of the votes entitled to be cast on the record date is required for the approval of the plan to spin-off Teliphone Corp. Stockholders may vote in favor of or against this proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this proxy statement.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting. On September 12, 2006, there were an aggregate of 49,969,985 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder's right to attend the annual meeting and to vote in person. Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b)

executing a later-dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of two (2) persons to the Board of Directors (the “Board”). The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company. If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
Simon Lamarche	52
George Metrakos	35

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Simon Lamarche. On November 8, 2005, Mr. Larmache was appointed as our Chief Executive Officer, Chief Financial Officer and as a member of our board of directors. Since June 2004, Mr. Lamarche has acted as an independent consultant with our subsidiary, Teliphone, Inc.  From January 2004 to June of 2004, Mr. Lamarche was Director of Sales of MicroQuest, a company specializing in retail and business sales and integration of computers and networking equipment.  From January 2002 to the end of 2003, Mr. Lamarche was President of Vectoria Informatiques Telecommunications Inc., a company specializing in advanced, internet-based telecommunications and specialized computer networking within business and residential applications.  Prior to 2002, Mr. Lamarche was Director of Sales at Jitec Corporation, a company specializing in software development, computer networking and retail sales.

George Metrakos. Mr. Metrakos was appointed to our board of directors on September 6, 2005. Mr. Metrakos holds a Bachelor’s of Engineering from Concordia University located in Montreal, Canada and a Master’s of Business Administration from The John Molson School of Business at

Concordia University. Mr. Metrakos has worked with such organizations as Philips B.V. located in the Netherlands, The Dow Chemical Company, and Hydro Quebec. Mr. Metrakos was appointed as President and Chief Executive Officer of Teliphone, Inc. in September 2004. Teliphone, Inc. was formed as a subsidiary of the Company in September 2004. Mr. Metrakos was appointed as President, Chief Executive Officer and a member of the board of directors of Teliphone Corp., formerly known as OSK Capital II Corp., in June 2005. Teliphone Corp. is currently a subsidiary of the Company.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the two (2) nominees. Each nominee has consented to being named in this proxy statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board. The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position
Simon Lamarche	52	Chief Executive Officer Chief Financial Officer

Information describing the background and experience of Mr. Larmarche is set forth above.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our former or current executive officers for each of the last three completed fiscal years.

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Benoit Laliberté	Former CEO, CFO & Director	2005 2004 2003	0 0 0	0 0 0	275,300 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Simon Lamarche	CEO, CFO & Director	2005 2004 2003	42,000 [1] n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a

1 $32,500 was received as compensation in connection with services rendered to a subsidiary entity.

STOCK OPTION GRANTS AND COMPENSATION TO DIRECTORS

We did not grant any stock options to our executive officers or directors during the fiscal year ended December 31, 2005.

SIGNIFICANT EMPLOYEES

We have no significant employees other than our executive officers.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding. We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect any director, persons nominated to become a director, or executive officer: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2005, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2005:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Simon Lamarche Chief Executive Officer, Chief Financial Officer & Director	1	0	0
George Metrakos Director	1	0	0
Benoit Laliberté Former Chief Executive Officer, Chief Financial Officer & Director	0	0	0
Giles Poliquin Former Director	1	0	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 12, 2006, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of the our common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 49,969,985 shares of common stock issued and outstanding on September 12, 2006.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Except as otherwise indicated, the address of each person named in this table is c/o United American Corporation, 4150 Ste-Catherine Street West, Suite 200, Westmount, Quebec Canada H3Z 0A1.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class*
Executive Officers & Directors:
Common	Simon Lamarche	0 shares	0%
Common	George Metrakos	150,000 shares (2)	0.3%
Total of All Directors and Executive Officers:		150,000 shares	0.3%
More Than 5% Beneficial Owners:
Common	Benoit Laliberté 220 de la Coulee Mont-Saint-Hilaire, Quebec, Canada J3H 5Z6	26,250,000 shares (3)	52.5%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)	Mr. Metrakos is the indirect beneficial owner of 150,000 shares held by Metratech Business Solutions Inc.
(3)	Mr. Laliberté is the indirect beneficial owner of 26,250,000 shares held by 3874958 Canada Inc.

COMMITTEES OF THE BOARD

United American Corporation does not currently have a compensation committee, executive committee, or stock plan committee. United American Corporation is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “UAMA.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of that would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2005, the Board:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2005 to be included in the Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the

Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, the Board met twelve times, in person or by telephonic conference. Each incumbent Director attended in excess of 75 percent of the total meetings of the Board. In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY UNITED AMERICAN CORPORATION WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected Michael Pollack, CPA as the Company’s independent auditor to examine the Company’s financial statements for the fiscal year ended December 31, 2006. The Board is asking the shareholders to confirm this appointment.

Representatives of Michael Pollack, CPA are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 were approximately $28,000 and $23,000 respectively.

AUDIT-RELATED FEES

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended December 31, 2005 and 2004.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2005 and 2004 were $0 and $0 respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING MICHAEL POLLACK, CPA AS THE COMPANY’S INDEPENDENT AUDITOR. PROXIES SOLICITED BY UNITED AMERICAN CORPORATION WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors (the “Board”) adopted a resolution setting forth an amendment to Article IV of the Articles of Incorporation which would increase the total number of shares of common stock authorized for issuance from 50,000,000 to 100,000,000, par value of $0.001 per share, and directed that the proposed amendment by considered at the next annual meeting of the stockholder entitles to vote on the amendment. If this proposed amendment is adopted, the newly authorized shares of Common Stock will have voting and other rights identical to the currently authorized shares of Common Stock.

Of the 50,000,000 currently authorized shares of Common Stock, 49,969,985 shares were issued and outstanding as of September 12, 2006.

The Board of Directors believes that it is in the Company's best interests to have the flexibility to issue a substantial number of additional shares of Common Stock as needs may arise without further shareholder action unless required by applicable law, regulation, listing requirements or the Articles of Incorporation. At present, we have no agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized. However, the Board of Directors believes that the current number of authorized and unreserved shares of Common Stock will be insufficient to meet our future needs. The availability of additional shares will enhance our flexibility in connection with possible future actions, such as corporate mergers, acquisitions of businesses, property or securities, stock dividends, stock splits, financings, employee benefit programs, and other proper corporate purposes. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of shareholders.

If this proposal is approved, the Board of Directors does not intend to seek further shareholder approval prior to the issuance of any additional shares of Common Stock in future transactions unless required by law, the Articles of Incorporation or the listing requirements of any stock exchange upon which the Common Stock may be listed. Further, the Board of Directors does not intend to issue any shares of Common Stock to be authorized under this proposal except upon the terms the Board of Directors deems to be in the best interests of the Company and its stockholders.

The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share, and on stockholders' equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the Common Stock. Holders of Common Stock have no preemptive rights.

Shares of authorized and unissued common stock could be issued in one or more transactions that could make more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional common stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Articles of Incorporation or Bylaws would not receive the required shareholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES SOLICITED BY UNITED AMERICAN CORPORATION WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 4
SPIN-OFF OF MAJORITY-OWNED SUBSIDIARY
TELIPHONE CORP.

The Board of Directors believes that it would be in the best interest of United American Corporation stockholders to approve the spin-off of Teliphone Corp. (“Teliphone”). Accordingly, the Board of Directors has recommended spinning-off Teliphone and distributing Teliphone stock on a pro-rata basis, without any consideration being paid, to United American Corporation stockholders by way of a stock dividend. The reasons for the recommendation include, among other reasons, allowing Teliphone to pursue the retail VoIP market and allowing its management to carry on independently of the parent company.

HOW APPROVAL WILL AFFECT SHAREHOLDERS

The plan to spin-off Teliphone will provide to shareholders of United American Corporation a stock dividend of shares in Teliphone on a pro-rata basis, without any consideration being paid. Shareholders will receive a number of shares which will give them a percentage ownership of common stock issued and outstanding in Teliphone equal to their percentage ownership of common stock issued and outstanding in United American Corporation.

REASONS FOR THE PROPOSAL

The Directors of United American Corporation have determined that the divergent market segments served by United American Corporation and Teliphone make it untenable for the companies to operate effectively and efficiently in the current business environment with a single management team. They have determined that both companies will be able to more effectively reach their target markets and maximize shareholder value by pursuing their diverse goals separately, rather than jointly.

The Directors of United American Corporation investigated what, if any, additional steps or alternative courses would best serve the interest of stockholders. United American Corporation sought to determine whether mergers or transfers of assets would be possible, and if it would produce desirable results for stockholders. After reviewing current market conditions, the relatively size of Teliphone and the time required to effect a transaction, management of United American Corporation believes that the expense of a merger with or transfers of assets to another company are greater than the benefits stockholders of United American Corporation could expect to realize from such a transaction, even if a company with a comparable focus that would be willing to engage in such transaction could be identified.

The Board of Directors therefore concluded that it would be in the best interest of the stockholders of United American Corporation to spin-off Teliphone promptly, thus allowing separate management teams to guide each company towards its own strategic goals. Accordingly, the Board of Directors of United American Corporation proposes the plan to spin-off Teliphone.

SUMMARY OF PLAN OF SPIN-OFF

The majority Stockholders approved the Plan of Spin-Off (the "Plan"), which is summarized below:

1. Adoption of Plan. The record date for the spin-off shall be September 12, 2006 and the effective date of the Plan (the "Effective Date") shall be the date of the meeting of the shareholders, October 23, 2006, should the plan be approved by the shareholders of United American Corporation.

2. No Provisions for Liabilities. United American Corporation shall not pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations of Teliphone, including, without limitation, any contingent liabilities.

3. Distribution to Stockholders. As soon as practicable after the Effective Date, United American Corporation shall issue a stock dividend and distribute pro rata on the date of its spin-off to the Stockholders of record on the Effective Date in complete non-cancellation and non-redeemable restricted common shares of Teliphone.

Each Stockholder not holding stock certificates of United American Corporation will receive through their broker their proportionate shares held at the DTC. Each Stockholder holding stock certificates of United American Corporation will receive a stock certificate from Teliphone directly.

4. Articles of Amendment. Subject to Stockholder approval, following the completion of the spin-off of Teliphone and pursuant to the laws of Florida, the Company shall file Articles of Amendment (the "Articles") if needed.

5. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Stockholder approval if it determines that such action would be advisable and in the best interests of United American Corporation and the Stockholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Stockholders, such an amendment or modification will be submitted to the Stockholders for approval. In addition, the Board may abandon this Plan without Stockholder approval at any time prior to the spin-off of Teliphone if it determines that abandonment would be advisable and in the best interests of United American Corporation and the Stockholders.

6. Powers of Board and Officers. The Board and the officers of the Company are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete spin-off of Teliphone in accordance with the Code and State of Florida.

7. Expenses. The expenses of carrying out the terms of this Plan shall be borne by United American Corporation, whether or not the spin-off contemplated by this Plan is affected.

FEDERAL INCOME TAX CONSEQUENCES

The following summary provides general information with regard to the federal income tax consequences to stockholders on receipt of the stock dividend from United American Corporation pursuant to the provisions of the Plan. However, the Company has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the spin-off and subsequent stock dividend. The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any stockholder upon receipt of the dividend will be as set forth below.

The information below is only a summary of some of the federal tax consequences generally affecting the Company and its individual U.S. stockholders resulting from the stock dividend of Teliphone. This summary does not address the particular federal income tax consequences applicable to stockholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences discussed herein may affect stockholders differently depending on their particular tax situations unrelated to the stock dividend, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Stockholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon on receiving the stock dividend. The receipt of the stock dividend may result in tax consequences that are unanticipated by stockholders. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

For federal income tax purposes, a stockholder's receipt of the stock dividend will be a taxable event and will be treated as a dividend. The dividend will be taxable as a capital gain to the extent that the distribution exceeds the shareholder’s basis those shares, or capital loss to the extent that the shareholder’s basis in those shares exceeds the distribution. The capital gain or loss (if any) that realized in the distribution will be recognized in the taxable year in which the distribution is received. Any such capital gain or loss will be a long-term capital gain or loss if the shares have been owned for more than one year and will be a short-term capital gain or loss if the shares have been owned for one year or less. Shareholders are urged to consult their own tax advisors regarding the tax consequences to them, in their particular circumstances, of the receipt of the liquidating distribution.

If a stockholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 30% backup withholding tax with respect to the dividend. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PLAN TO SPIN-OFF MAJORITY-OWNED SUBSIDIARY, TELIPHONE CORP. PROXIES SOLICITED BY UNITED AMERICAN CORPORATION WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for the Company’s proxy statement and form of proxy for its next annual meeting of shareholders will be October 23, 2007. To be timely, a stockholder's proposal must be delivered to or mailed and received at the Company’s principal executive offices not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to October 23, 2007.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/ Simon Lamarche Simon Lamarche Chief Executive Officer and Director

UNITED AMERICAN CORPORATION

Annual Meeting of Shareholders
October 23, 2006

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on October 23, 2006

The undersigned appoints George Metrakos of United American Corporation with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of United American Corporation, to be held October 23, 2006 beginning at 11:00 am, Pacific Daylight Time, at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X] Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees - Simon Lamarche and George Metrakos

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Simon Lamarche George Metrakos

2.	Confirm Appointment of Michael Pollack, CPA as auditor for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

3.	Approval of amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 to 100,000,000

FOR Amendment	AGAINST Amendment	ABSTAIN
[ ]	[ ]	[ ]
4.	Approval of spin-off of Teliphone Corp.

FOR Spin-Off	NOT FOR Spin-Off	ABSTAIN
[ ]	[ ]	[ ]
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

____________________________ Print Name	____________________________ Signature	____________________________ Date
____________________________ Print Name	____________________________ Signature	____________________________ Date